Exhibit 10.2

BUSINESS LOAN AGREEMENT

(Certain schedules and exhibits omitted)

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$18,000,000.00	07-28-2004	07-28-2014	9417427988			188

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California 6450 Via Real Carpinteria, CA 93013	Lender:	Mid-State Bank & Trust Santa Barbara Region 33 East Carrillo Street Santa Barbara, CA 93101-2706 (805) 963-5871

THIS BUSINESS LOAN AGREEMENT dated July 28, 2004, is made and executed between QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California (“Borrower”) and Mid-State Bank & Trust (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement (“Loan”). Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole Judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This Agreement shall be effective as of July 28, 2004, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE.  Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents.  Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization.   Borrower shall have provided in form and substance satisfactory to Lender property certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents.  In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses.  Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties.  The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default.  There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

Organization.  Borrower is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 6450 Via Real, Carpinteria, CA 93013. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.

Assumed Business Names.  Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization.  Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of organization or membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

Financial Information.  Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect.  This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties.  Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances.  Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of Borrower’s Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c)  any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement.  Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims.  No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority.  Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect.  This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation.  Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records.  Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements.  Furnish Lender with the following:

Tax Returns.  As soon as available, but in no event later than 15 days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Borrower.

Additional Requirements.

Annual Statements.  As soon as available, but no later than within one hundred twenty (120) days of fiscal year end, Borrower’s audited annual financial statement for the year ended

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information.  Furnish such additional information and statements, as Lender may request from time to time.

Insurance.  Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports.  Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements.  Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds.  Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens.  Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits.

Performance.  Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations.  Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies.  Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements.  Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act.  Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection.  Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Environmental Compliance and Reports.  Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances.  Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER’S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS.  Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens.  (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender.

Continuity of Operations.  (1) Engage in any business activities substantially different than those in which Borrower is presently engaged. (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties.  (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements.  Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES.  If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:  (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the Loan.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.  The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization.  This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.  In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change.  A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure.  If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT.  If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses.  Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement.  Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement.  Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings.  Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation.  Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law.  This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender In the State of California.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in me United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement.  Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance.  If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower.  To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns.  All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties.  Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement.

Advance.  The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement.  The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower.  The word “Borrower” means QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California and includes all co-signers and co-makers signing the Note.

Collateral.  The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws.  The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP.  The word “GAAP” means generally accepted accounting principles.

Grantor.  The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor.  The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty.  The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness.  The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender.  The word “Lender” means Mid-State Bank & Trust, its successors and assigns.

Loan.  The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note.  The word “Note” means the Note executed by QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California in the principal amount of $18,000,000.00 dated July 28, 2004, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens.  The words “Permitted Liens” mean (1) liens and security interests securing indebtedness owed by Borrower to Lender;  (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents.  The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement.  The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest.  The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JULY 28, 2004.

BORROWER:

QAD ORTEGA HILL, LLC, A DELAWARE LIMITED LIABILITY COMPANY, D/B/A QAD OH, LLC IN CALIFORNIA

By:	/s/ Daniel Lender	By:	/s/ Mark Rasmussen
	Daniel Lender, Manager of QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California		Mark Rasmussen, Manager of QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California

LENDER:

MID-STATE BANK & TRUST

By:	/s/ Lisa R. Mullins
Authorized Signer

ADDENDUM 1 IS ATTACHED HERETO AND MADE A PART HEREOF

ADDENDUM 1 TO BUSINESS LOAN AGREEMENT

Dated July 28, 2004 between QAD Ortega Hill, LLC, dba QAD OH, LLC in

California and Mid-State Bank & Trust

This Addendum 1 dated July 28, 2004 (“Addendum”) is hereby incorporated into that certain Business Loan Agreement dated July 28, 2004 (the “Agreement”) between QAD Ortega Hill, LLC, dba QAD OH, LLC in California (“Borrower”) and Mid-State Bank & Trust (“Lender”). Except as modified by this Addendum, the terms and conditions of the Agreement remain in full force and effect.

1.             Page 2.  Other Agreements.  The section entitled “Other Agreements” is modified to read as follows:

Comply with all material terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any material default in connection with any other such agreements.

2.             Page 3.  Right of Setoff.  The section entitled “Right of Setoff” is deleted from the Agreement.

3.             Page 3. Other Defaults.  The section entitled “Other Defaults” is modified to read as follows:

Borrower fails to comply with or to perform any other material term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any material term, obligation, covenant or condition contained in any other agreement between Borrower and Lender.

4.             Page 4.  Adverse Change.  The section entitled “Adverse Change” is modified to read as follows:

A material adverse change occurs in Borrower’s financial condition.

5.             Page 4.  Events Affecting Guarantor.  The section entitled “Events Affecting Guarantor” is deleted from the Agreement.

6.             Page 4.  Additional Defaults.  The following Events of Default are hereby added to the Agreement:

Default on Other Payments.  Failure of Borrower within the time required by any of the Related Documents to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

1

Breach of Other Agreement.  Any breach by Borrower under the terms of any of the Related Documents that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Borrower to Lender, whether existing now or later.

7.             Page 4.  Right to Cure.  The section entitled “Right to Cure” is modified to read as follows:

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, Borrower shall not be deemed to be in default unless (i) Lender has first given Borrower written notice demanding cure, and (ii) Borrower, after receiving written notice from Lender demanding cure of such default: (1) does not cure the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, Borrower does not (y) immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and (z) thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

QAD Ortega Hill, LLC, a Delaware limited liability

company, d/b/a QAD OH, LLC in California

By:	/s/ Daniel Lender
Daniel Lender, Manager

By:	/s/ Mark Rasmussen
Mark Rasmussen, Manager

Mid-State Bank & Trust

By:	/s/ Lisa R. Mullins
Authorized Signer

2

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$18,000,000.00	07-28-2004	07-28-2014	9417427988			188

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California 6450 Via Real Carpinteria, CA 93013	Lender:	Mid-State Bank & Trust Santa Barbara Region 33 East Carrillo Street Santa Barbara, CA 93101-2706 (805) 963-5871

Principal Amount: $18,000,000.00	Interest Rate: 6.500%	Date of Note: July 28, 2004

PROMISE TO PAY.  QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California (“Borrower”) promises to pay to Mid-State Bank & Trust (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eighteen Million & 00/100 Dollars ($18,000,000.00), together with interest at the rate of 6.500% on the unpaid principal balance from July 28, 2004, until paid in full.

PAYMENT.  Borrower will pay this loan in 119 regular payments of $114,903.15 each and one irregular last payment estimated at $15,409,400.25. Borrower’s first payment is due August 28, 2004, and all subsequent payments are due on the same day of each month after that.  Borrower’s final payment will be due on July 28, 2014, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

PREPAYMENT FEE; MINIMUM INTEREST CHARGE.  Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $50.00.  Upon prepayment of this Note, Lender is entitled to the following prepayment fee: three percent (3%) of the amount of the principal being prepaid for the first year of the term of the loan; two percent (2%) of the amount of the principal being prepaid for the second and third year of the term of the loan; and one percent (1%) of the amount of the principal being prepaid for the fourth and fifth year of the term of the loan; there will be no prepayment fee for years six through ten. Provided, however, unless the outstanding principal balance of the Loan is being paid in full, Borrower shall be permitted to prepay the outstanding principal balance of the Loan up to 20% of the original loan amount annually without penalty. If this loan is refinanced with Lender to include future construction financing, no prepayment fees will be charged. If construction financing is obtained through another lender, the prepayment fees will be reduced by fifty (50) percent.  Other than Borrower’s obligation to pay any minimum interest charge and prepayment fee, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mid-State Bank & Trust, PO Box 6002 Arroyo Grande, CA 93421-6002.

LATE CHARGE.  If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.

INTEREST AFTER DEFAULT.  Upon default, the interest rate on this Note shall immediately increase by 5.000 percentage points, if permitted under applicable law.

DEFAULT.  Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.  The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan.  This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change.  A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Cure Provisions.  If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW.  This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Note has been accepted by Lender in the State of California.

DISHONORED ITEM FEE.  Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL.  Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein: a Deed of Trust to a trustee in favor of Lender on real property located in Santa Barbara County, State of California. That agreement contains the following due on sale provision: Lender may, at Lender’s option, declare immediately due and payable all sums secured by the Deed of Trust upon the sale or transfer, without Lender’s prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A “sale or transfer” means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Properly.  If any Borrower is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Borrower. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

Limitation on Liability.  Notwithstanding anything to the contrary contained herein, but subject to the obligations of the Deed of Trust, any claim based on or in respect of any liability of QAD Ortega Hill, LLC. under this Note, the Deed of Trust or any other Loan Document shall be enforced only against the Trust Property (as such term is defined in the Deed of Trust), the other parties signing the Note and any other collateral or Guarantor now or hereafter given to secure this Note and not against any other assets, properties or funds of QAD Ortega Hill, LLC; provided, however, that the liability of QAD Ortega Hill, LLC for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Trust Property, other parties to this Note and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of QAD Ortega Hill, LLC:  (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature, (iv) liability under environmental covenants, conditions and indemnities contained in the Deed of Trust and in any separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of QAD Ortega Hill, LLC and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Trust Property and any sums expended by Payee in the performance of or compliance with the obligations of QAD Ortega Hill, LLC under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Trust Property, (vii) the unauthorized sale, conveyance or transfer of title to the Trust Property or encumbrance of the Trust Property, (viii) the failure of QAD Ortega Hill, LLC to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents, and (ix) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of QAD Ortega Hill, LLC’s personal liability as set forth herein. Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Trust Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Deed of Trust or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Deed of Trust and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Deed of Trust; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

Successor Interests.  The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES.  Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Mid-State Bank & Trust P.O. Box 6002 Arroyo Grande, CA 93421-6002

General Provisions.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

QAD ORTEGA HILL, LLC, A DELAWARE LIMITED LIABILITY COMPANY, D/B/A QAD OH, LLC IN CALIFORNIA

By:	/s/ Daniel Lender	By:	/s/ Mark Rasmussen
	Daniel Lender, Manager of QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California		Mark Rasmussen, Manager of QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California

ADDENDUM 1 IS ATTACHED HERETO AND MADE A PART HEREOF

ADDENDUM 1 TO PROMISSORY NOTE

Dated July 28, 2004 executed by QAD Ortega Hill, LLC, dba QAD OH, LLC in

California

This Addendum 1 dated July 28, 2004 (“Addendum”) is hereby incorporated into that certain Promissory Note dated July 28, 2004 (the “Note”) executed by QAD Ortega Hill, LLC, dba QAD OH, LLC in California (“Borrower”) in favor of Mid-State Bank & Trust (“Lender”). Except as modified by this Addendum, the terms and conditions of the Note remain in full force and effect.

1.             Page 1.  Prepayment Fee.  The third sentence of section entitled “Prepayment Fee” is modified to read as follows:

Subject to the other provisions of this section, upon prepayment of this Note, Lender is entitled to the following prepayment fee: three percent (3%) of the amount of the principal being prepaid during the first year of the term of the loan; two percent (2%) of the amount of the principal being prepaid during the second and third years of the term of the loan; and one percent (1%) of the amount of the principal being prepaid during the fourth and fifth years of the term of the loan; and there will be no prepayment fee for years six through ten.

2.             Page 1.  Late Charge. The section entitled “Late Charge” is modified read as follows:

If a payment is 10 days or more late, Borrower will be charged 4.000% of the unpaid portion of the regularly scheduled payment or $5.00, whichever is greater.

3.             Page 1.  Other Defaults. The section entitled “Other Defaults” is modified to read as follows:

Borrower fails to comply with or to perform any other material term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any material term, obligation, covenant or condition contained in any other agreement between Borrower and Lender.

4.             Page 1.  Adverse Change.  The section entitled “Adverse Change” is modified to read as follows:

A material adverse change occurs in Borrower’s financial condition.

5.             Page 1.  Events Affecting Guarantor.  The section entitled “Events Affecting Guarantor” is deleted from the Note.

6.             Page 1.  Additional Defaults.  The following events of default are hereby added to the Note:

Default on Other Payments. Failure of Borrower within the time required by this Note or any of the related documents to make any payment for taxes or insurance, or any other payment, necessary to prevent filing of or to effect discharge of any lien.

Breach of Other Agreement. Any breach by Borrower under the terms of this Note or any of the related documents that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Borrower to Lender, whether existing now or later.

7.             Page 1.  Cure Provisions.  The section entitled “Cure Provisions” is modified to read as follows:

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, Borrower shall not be deemed to be in default unless (i) Lender has first given Borrower written notice demanding cure, and (ii) Borrower, after receiving written notice from Lender demanding cure of such default: (1) does not cure the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, Borrower does not (y) immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and (z) thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

8.             Page 2.  Right of Setoff.  The section entitled “Right of Setoff” is deleted from the Agreement.

8.             Page 2.  Limitation on Liability.  The section entitled “Limitation on Liability” is modified to read as follows:

Limitation on Liability.  Notwithstanding anything to the contrary contained herein, any claim based on or in respect of any liability of Borrower under this Note, the Deed of Trust or any other related document shall be enforced only against the Real Property (as defined in the Deed of Trust) and any other collateral or Guarantor now or hereafter given to secure this Note and not against any other assets, properties or funds of Borrower; provided, however, that Borrower shall be fully and personally liable for all loss, costs and damage arising out of any and all of the following (collectively, “Non-Recourse Carveout Obligations”): (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature, (iv) liability under environmental covenants, conditions and

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indemnities contained in the Deed of Trust and in any separate environmental indemnity agreements, (v) personality or fixtures removed or allowed to be removed by or on behalf of Borrower and not replaced by items of equal or greater value or functionality than the personality or fixtures so removed, (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Real Property and any sums expended by Lender in the performance of or compliance with the obligations of Borrower under this Note, the Deed of Trust or any other related document, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Real Property, (vii) the unauthorized sale, conveyance or transfer of title to the Real Property or encumbrance of the Real Property, (viii) the failure of Borrower to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents, this Note, the Deed of Trust or any other related document, and (ix) attorney’s fees, court costs and other expenses incurred by Lender in connection with enforcement of Borrower’s personal liability as set forth herein.  Nothing herein shall be deemed (w) to be a waiver of any right which Lender may have under any bankruptcy law of the United States or the state where the Real Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S.  Bankruptcy Code to file aclaim for the full amount of the indebtedness secured by the Deed of Trust or to require that all collateral securing the indebtedness secured by the Deed of Trust shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Deed of Trust or any other related document; (x) to impair the validity of the indebtedness secured by the Deed of Trust; (y) to impair the right of Lender as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

QAD Ortega Hill, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California

By:	/s/ Daniel Lender
Daniel Lender, Manager

By:	/s/ Mark Rasmussen
Mark Rasmussen, Manager

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RECORDATION REQUESTED BY:

WHEN RECORDED MAIL TO:

Mid-State Bank & Trust

PO Box 6002

Arroyo Grande, CA 93421-6002

SEND TAX NOTICES TO:

FOR RECORDER’S USE ONLY

DEED OF TRUST

THIS DEED OF TRUST is dated July 28, 2004, among QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California, whose address is 6450 Via Real, Carpinteria, CA 93013 (“Trustor”); Mid-State Bank & Trust, whose address is Santa Barbara Region, 33 East Carrillo Street, Santa Barbara, CA  93101-2706 (referred to below sometimes as “Lender” and sometimes as “Beneficiary”); and MSB Properties, Inc., whose address is P.O. Box 580, Arroyo Grande, CA  93420 (referred to below as “Trustee”).

CONVEYANCE AND GRANT.  For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, all of Trustor’s right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the “Real Property”) located in Santa Barbara County, State of California:

See Exhibit “One”, which is attached to this Deed of Trust and made a part of this Deed of Trust as if fully set forth herein.

The Real Property or its address is commonly known as  2111 Ortega Hill Road, Summerland, CA  93067. The Assessor’s Parcel Number for the Real Property is 005-110-033

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor’s right, title, and interest in and to all present and future leases of the Property and all Rents from the Property.  This is an absolute assignment of Rents made in connection with an obligation secured by real property pursuant to California Civil Code Section 2938.  In addition, Trustor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE  (A)  PAYMENT OF THE INDEBTEDNESS AND (B)  PERFORMANCE OF ANY AND ALL OBLIGATIONS OF THE TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST.  THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE.  Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor’s obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY.  Trustor agrees that Trustor’s possession and use of the Property shall be governed by the following provisions:

Possession and Use.  Until the occurrence of an Event of Default, Trustor may  (1)  remain in possession and control of the Property;  (2)  use, operate or manage the Property; and  (3)  collect the Rents from the Property.

Duty to Maintain.  Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws.  Trustor represents and warrants to Lender that:  (1)  During the period of Trustor’s ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property;  (2)  Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b)  any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or  (c)  any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a)  neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and  (b)  any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws.  Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor’s expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust.  Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Trustor or to any other person.  The representations and warranties contained herein are based on Trustor’s due diligence in investigating the Property for Hazardous Substances.  Trustor hereby  (1)  releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws; and  (2)  agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustor’s ownership or interest in the Property, whether or not the same was or should have been known to Trustor.  The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender’s acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste.  Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property.  Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender’s prior written consent.

Removal of Improvements.  Trustor shall not demolish or remove any Improvements from the Real Property without Lender’s prior written consent.  As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender’s Right to Enter.  Lender and Lender’s agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender’s interests and to inspect the Real Property for purposes of Trustor’s compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements.  Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act.  Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Property are not jeopardized.  Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Duty to Protect.  Trustor agrees neither to abandon or leave unattended the Property.  Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER.  Lender may, at Lender’s option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender’s prior written consent, of all or any part of the Real Property, or any interest in the Real Property.  A “sale or transfer” means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property.  If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor.  However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

TAXES AND LIENS.  The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

Payment.  Trustor shall pay when due (and in all events at least ten (10) days prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property.  Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

Right to Contest.  Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender’s interest in the Property is not jeopardized.  If a lien arises or is filed as a result of nonpayment, Trustor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys’ fees, or other charges that could accrue as a result of a foreclosure or sale under the lien.  In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment.  Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction.  Trustor shall notify Lender at least fifteen (15) days before any work is commenced any services are furnished, or any materials are supplied to the Property, if any mechanic’s lien, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE.  The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance.  Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender.  Trustor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Trustee and Lender being named as additional insureds in such liability insurance policies.  Additionally, Trustor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require.  Notwithstanding the foregoing, in no event shall Trustor be required to provide hazard insurance in excess of the replacement value of the improvements on the Real Property.  Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds.  Trustor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty.  If in Lender’s sole judgment Lender’s security interest in the Property has been impaired, Lender may, at Lender’s election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property.  If the proceeds are to be applied to restoration and repair, Trustor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender.  Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this Deed of Trust.  Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness.  If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor’s interests may appear.

Trustor’s Report on Insurance.  Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER’S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Trustor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Trustor’s failure to discharge or pay when due any amounts Trustor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Trustor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property.  All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Trustor.  All such expenses will become a part of the Indebtedness and, at Lender’s option, will  (A) be payable on demand;  (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.  The Deed of Trust also will secure payment of these amounts.  Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE.  The following provisions relating to ownership of the Property are a part of this Deed of Trust:

Title.  Trustor warrants that:  (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title.  Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor’s title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor’s expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws.  Trustor warrants that the Property and Trustor’s use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties.  All representations, warranties, and agreements made by Trustor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Trustor’s Indebtedness shall be paid in full.

CONDEMNATION.  The following provisions relating to eminent domain and inverse condemnation proceedings are a part of this Deed of Trust:

Proceedings.  If any eminent domain or inverse condemnation proceeding is commenced affecting the Property, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to pursue or defend the action and obtain the award. Trustor may be the nominal party in any such proceeding, but Lender shall be entitled, at its election, to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds.  If any award is made or settlement entered into in any condemnation proceedings affecting all or any part of the Property or by any proceeding or purchase in lieu of condemnation, Lender may at its election, and to the extent permitted by law, require that all or any portion of the award or settlement be applied to the Indebtedness and to the repayment of all reasonable costs, expenses, and attorneys’ fees incurred by Trustee or Lender in connection with the condemnation proceedings.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES.  The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

Current Taxes, Fees and Charges.  Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender’s lien on the Real Property.  Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes.  The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (2) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (3) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

Subsequent Taxes.  If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS.  The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement.  This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest.  Upon request by Lender, Trustor shall take whatever action is requested by Lender to perfect and continue Lender’s security interest in the Rents and Personal Property.  Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest.  Upon default, Trustor shall not remove, sever or detach the Personal Property from the Property.  Upon default, Trustor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses.  The mailing addresses of Trustor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT.  The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances.  At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender’s designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Trustor’s obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor.  Unless prohibited by law or Lender agrees to the contrary in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact.  If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor’s expense.  For such purposes, Trustor hereby irrevocably appoints Lender as Trustor’s attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender’s sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE.  If Trustor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender’s security interest in the Rents and the Personal Property.  Lender may charge Trustor a reasonable reconveyance fee at the time of reconveyance.

EVENTS OF DEFAULT.  Each of the following, at Lender’s option, shall constitute an Event of Default under this Deed of Trust:

Payment Default.  Trustor fails to make any payment when due under the Indebtedness.

Other Defaults.  Trustor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Trustor.

Compliance Default.  Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Default on Other Payments.  Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Trustor or on Trustor’s behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization.  This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Death or Insolvency.  The dissolution of Trustor’s (regardless of whether election to continue is made), any member withdraws from the limited liability company, or any other termination of Trustor’s existence as a going business or the death of any member, the insolvency of Trustor, the appointment of a receiver for any part of Trustor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Trustor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Trustor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement.  Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.  In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change.  A material adverse change occurs in Trustor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Right to Cure.  If any default, other than a default in payment is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured if Trustor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT.  If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust, after Trustor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Foreclosure by Sale.  Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record.  Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby.  After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any person, including Trustor, Trustee or Beneficiary may purchase at such sale.  After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Judicial Foreclosure.  With respect to all or any part of the Real Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclose by judicial foreclosure in accordance with and to the full extent provided by California law.

UCC Remedies.  With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law.

Collect Rents.  Lender shall have the right, without notice to Trustor to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender’s costs, against the Indebtedness.  In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender.  If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor’s attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds.  Payments by tenants or other users to Lender in response to Lender’s demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver.  Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness.  The receiver may serve without bond if permitted by law.

Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance.  If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender’s option, either  (1) pay a reasonable rental for the use of the Property, or  (2) vacate the Property immediately upon the demand of Lender.

Other Remedies.  Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

Notice of Sale.  Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made.  Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.  Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

Sale of the Property.  To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshalled.  In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales.  Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Attorneys’ Fees; Expenses.  If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid.  Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law.  Trustor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee.  Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE.  The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

Powers of Trustee.  In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify.  Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

Trustee.  Trustee shall meet all qualifications required for Trustee under applicable law.  In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Successor Trustee.  Lender, at Lender’s option, may from time to time appoint a successor Trustee to any Trustee appointed under this Deed of Trust by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Santa Barbara County, State of California.  The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law.  This procedure for substitution of Trustee shall govern to the exclusion of all other provisions for substitution.

Acceptance by Trustee.  Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

NOTICES.  Any notice required to be given under this Deed of Trust shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Trustor requests that copies of any notices of default and sale be directed to Trustor’s address shown near the beginning of this Deed of Trust. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender’s address, as shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Trustor agrees to keep Lender informed at all times of Trustor’s current address. Unless otherwise provided or required by law, if there is more than one Trustor, any notice given by Lender to any Trustor is deemed to be notice given to all Trustors.

STATEMENT OF OBLIGATION FEE.  Lender may collect a fee, not to exceed the maximum amount permitted by law, for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS.  Trustor hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Beneficiary, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys’ fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary and arising from the Non-Recourse Carveout Obligations.

This indemnity shall survive any foreclosure of this Deed of Trust, the taking of a deed in lieu thereof, the exercise of any power of sale, or any other discharge of the obligations of the Trustor hereunder or a transfer of the Trust Property, even if the indebtedness secured hereby is satisfied in full.  Trustor agrees that the indemnification granted herein may be enforced by Beneficiary without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Trust Property covered by this Deed of Trust through foreclosure proceedings or otherwise; provided, however, that, subject to the Non-Recourse provision of this Deed of Trust, nothing herein contained shall prevent Beneficiary from suing on the Note or foreclosing this Deed of Trust or exercising any power of sale or from exercising any other rights under the Loan Documents.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of this Deed of Trust:

Amendments.  This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust.  No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports.  If the Property is used for purposes other than Trustor’s residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor’s previous fiscal year in such form and detail as Lender shall require.  “Net operating income” shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings.  Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law.  This Deed of Trust will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Deed of Trust has been accepted by Lender in the State of California.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender’s rights or of any of Trustor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability.  If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid. or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Successors and Assigns.  Subject to any limitations stated in this Deed of Trust on transfer of Trustor’s interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor’s successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence.  Time is of the essence in the performance of this Deed of Trust.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Deed of Trust.  Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary.  The word “Beneficiary” means Mid-State Bank & Trust, and its successors and assigns.

Borrower.  The word “Borrower” means QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California and includes all co-signers and co-makers signing the Note.

Deed of Trust.  The words “Deed of Trust” mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Default.  The word “Default” means the Default set forth in this Deed of Trust in the section titled “Default”.

Environmental Laws.  The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words “Event of Default” mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Guaranty.  The word “Guaranty” means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances.  The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements.  The word “Improvements” means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness.  The word “Indebtedness” means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Trustor’s obligations or expenses incurred by Trustee or Lender to enforce Trustor’s obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender.  The word “Lender” means Mid-State Bank & Trust, its successors and assigns.

Note.  The word “Note” means the promissory note dated July 28, 2004, in the original principal amount of $18,000,000.00 from Trustor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

Personal Property.  The words “Personal Property” mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

Property.  The word “Property” means collectively the Real Property and the Personal Property.

Real Property.  The words “Real Property” mean the real property, interests and rights, as further described in this Deed of Trust.

Related Documents.  The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents.  The word “Rents” means all present and future leases, rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property together with the cash proceeds of the Rents.

Trustee.  The word “Trustee” means MSB Properties, Inc., whose address is P. O. Box 580, Arroyo Grande, CA 93420 and any substitute or successor trustees.

Trustor.  The word “Trustor” means QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND TRUSTOR AGREES TO ITS TERMS.

TRUSTOR:

QAD ORTEGA HILL, LLC, A DELAWARE LIMITED LIABILITY COMPANY, D/B/A QAD OH, LLC IN CALIFORNIA

By:	/s/ Daniel Lenders
Daniel Lenders, Manager of QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California

By:	/s/ Mark Rasmussen
Mark Rasmussen Manager of QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California

ADDENDUM 1 IS ATTACHED HERETO AND MADE A PART HEREOF

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
) SS
COUNTY OF SANTA BARBARA	)

On July 29, 2004 before me, LISA A. GONZALES, NOTARY PUBLIC, personally appeared Daniel Lender; Mark Rasmussen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.		LISA A. GONZALES Commission # 1402505 Notary Public - California Santa Barbara County My Comm. Expires Feb 25, 2007

Signature	/s/ Lisa A. Gonzales	(Seal)

(DO NOT RECORD)

REQUEST FOR FULL RECONVEYANCE

(To be used only when obligations have been paid in full)

To:                                                                             , Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Note secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

Date:	Beneficiary:
By:
Its:

EXHIBIT “ONE”

All that certain land situated in the State of California in the unincorporated area of the County of Santa Barbara, described as follows:

That portion of the Ortega Rancho, being a portion of the Outside Pueblo Lands of the City of Santa Barbara, in the County of Santa Barbara, State of California, according to the map thereof recorded in Book 1, at Page 20 of Maps and Surveys, records of said County, described as follows:

Beginning at an old stake set at the Northerly corner of the tract of land described in the Deed to Hiram Craig, dated August 2, 1894 and recorded in Book 47, Page 154 of Deeds; thence along the Southerly line of the old County Road over Ortega Hill North 54°53’ West 316.7 feet; thence continuing along the Southerly line of said road North 63°24’ West 565.68 feet, more or less to intersect the Southerly prolongation of the 32nd course of Parcel One as described in that certain Deed of Trust executed by D. C. Williams and wife, dated April 22, 1938 and recorded in Book 404, Page 375 of Official Records; thence along said prolongation North 12°22’ East to the Southerly end of said 32nd course; thence along the Northerly and Westerly lines of Parcel One, in said Deed of Trust the following courses and distances; South 87°22’ West 363.66 feet to an iron pipe survey monument set in the road bed; North 83°53’ West 269.94 feet to an iron pipe set in road bed; South 37°52’ West 132.66 feet to an iron pipe survey monument set in road bed; South 22°22’ West 188.1 feet to an iron pipe survey monument set in road bed; South 53°07’ West 266.64 feet to an iron pipe survey monument set in road bed; South 22°52’ West at (240.42 feet, a galvanized iron rod set in road bed) 248.72 feet to an iron pipe survey monument set in road bed: South 61 °58’ East 28.04 feet to a nail in top of fence post marked “PC NO. 3”; South 51 °13’ East 24 feet to an iron pipe survey monument set in mound of rocks; South 13°43’ East 50 feet to an iron pipe survey monument set in mound of rocks: and South 29°58’ East to intersect the Northerly line of State Highway right of way as described in Deed to the State of California dated September 29, 1933, and recorded in Book 289, Page 291 of Official Records; thence leaving the line of said Deed of Trust and following along the Northerly line of said State Highway in an Easterly direction to intersect the Southerly prolongation of the Westerly line of the Craig Tract above referred to; thence along said prolongation and said Westerly line North 2°01’ East to a point which lies South 2° 01’ West 75.95 feet from the point of beginning; thence North 33°23’15” West, 12.74 feet; Thence North 08° 24’ 53” East 54.74 feet; thence North 08°33’ 08” East 11.25 feet to the point of beginning.

Excepting therefrom those portions thereof conveyed to the State of California by Deeds recorded November 6, 1933 as Instrument No. 6970 in Book 289, Page 291 and recorded December 29, 1944 as Instrument No. 12819 in Book 630, Page 429, and recorded December 29, 1944 as Instrument No. 12820 in Book 630, Page 431, and recorded August 6, 1949 as Instrument No. 9672 in Book 867, Page 290, and recorded August 10, 1949 as Instrument No. 9352 in Book 868, Page 128, and recorded July 11, 1950 as Instrument No. 9776 in Book 928, Page 110, all of Official Records.

Also excepting therefrom 2.38 percent of the oil, gas and other hydrocarbon substances that maybe produced and saved from land as conveyed in Deed recorded Map 11, 1938 as Instrument No. 4073 in Book 436 Page 54 of Official Records.

Also excepting therefrom an undivided one-fourth (1/4) in and to all oil, gas and other hydrocarbon substances of every kind and nature that may be produced or developed from said land as reserved in Deed recorded December 28, 1954 as Instrument No. 22752 in Book 1288, Page 474 of Official Records.

ADDENDUM 1 TO DEED OF TRUST

Dated July 28, 2004 executed by QAD Ortega Hill, LLC,dba QAD OH, LLC in
California

This Addendum 1 dated July 28, 2004 (“Addendum”) is hereby incorporated into that certain Deed of Trust dated July 28, 2004 (the “Deed of Trust”) executed by QAD Ortega Hill, LLC, dba QAD OH, LLC in California (“Trustor”) in favor of Mid-State Bank & Trust (“Lender”). Except as modified by this Addendum, the terms and conditions of the Deed of Trust remain in full force and effect.

1.             Page 2.  Removal of Improvements. The first sentence of section entitled “Removal of Improvements” is modified to read as follows:

Trustor shall not demolish or remove any Improvements from the Real Property without Lender’s prior written consent, which consent shall not be unreasonably withheld.

2.             Page 2.  Lender’s Right to Enter.  The section entitled “Lender’s Right to Enter” is modified read as follows:

Lender and Lender’s agents and representatives may enter upon the Real Property at all reasonable times upon three (3) days notice to attend to Lender’s interests and to inspect the Real Property for purposes of Trustor’s compliance with the terms and conditions of this Deed of Trust.

3.             Page 3.  Payment. The first sentence of the section entitled “Payment” is modified to read as follows:

Trustor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property.

4.             Page 3.  Notice of Construction.  The section entitled “Notice of Construction” is modified to read as follows:

Subject to the exceptions set forth below, Trustor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic’s lien, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials; provided, however, that Trustor shall not be obligated to provide such a notice with respect to the commencement of any work, or the provision or any services, or the delivery of any materials to the Property if the total cost of the anticipated scope of work being undertaken is less than $100,000. Trustor will upon request of Lender furnish to Lender

1

advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

5.             Pages 7 and 8.  Events of Default.  The section entitled “Events of Default”, and all of its subsections, is modified to read in its entirety as follows:

Events of Default. The occurrence of any Event of Default under the Note, the Business Loan Agreement or any other Related Document shall constitute an Event of Default under this Deed of Trust.

Right to Cure. If any default, other than a default in payment, is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, Trustor shall not be deemed to be in default unless (i) Lender has first given Trustor written notice demanding cure, and (ii) Trustor, after receiving written notice from Lender demanding cure of such default: (1) does not cure the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, Trustor does not (y) immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and (z) thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

6.             Page 10.  Notices.  The first sentence of the section entitled “Notices” is modified to read as follows:

Any notice required to be given under this Deed of Trust shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, three (3) days after deposit in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust.

7.             Page 12.  Definitions.  The following defined terms are added to the section entitled “Definitions”:

Business Loan Agreement. The words “Business Loan Agreement” mean that certain Business Loan Agreement dated July 28, 2004 between Trustor and Lender.

Non-Recourse Carveout Obligations. The words “Non-Recourse Carveout Obligations” shall have the meaning assigned to those words in the section entitled “Limitations on Liability”, set forth below.

8.             Page 10.  Limitation on Liability.  A new section entitled “Limitation on Liability” shall be added to the Deed of Trust immediately preceding the section entitled “Indemnification for Non-Recourse Obligations” as follows:

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Limitation on Liability.  Notwithstanding anything to the contrary contained herein, any claim based on or in respect of any liability of Trustor under this Deed of Trust, the Note or any other Related Document shall be enforced only against the Real Property and any other collateral or Guarantor now or hereafter given to secure the Note and not against any other assets, properties or funds of Trustor; provided, however, that Trustor shall be fully and personally liable for all loss, costs and damage arising out of any and all of the following (collectively, “Non-Recourse Carveout Obligations”): (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature, (iv) liability under environmental covenants, conditions and indemnities contained in this Deed of Trust and in any separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of Trustor and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Real Property and any sums expended by Lender in the performance of or compliance with the obligations of Trustor under the Related Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Real Property, (vii) the unauthorized sale, conveyance or transfer of title to the Real Property or encumbrance of the Real Property, (viii) the failure of Trustor to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Related Documents, and (ix) attorney’s fees, court costs and other expenses incurred by Lender in connection with enforcement of Trustor’s personal liability as set forth herein.  Nothing herein shall be deemed (w) to be a waiver of any right which Lender may have under any bankruptcy law of the United States or the state where the Real Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S.   Bankruptcy Code to file a claim for the full amount of the indebtedness secured by this Deed of Trust or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Lender in accordance with the Note, this Deed of Trust and the other Related Documents; (x) to impair the validity of the indebtedness secured by this Deed of Trust; (y) to impair the right of Lender as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

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9.             Page 10.  Indemnification for Non-Recourse Carveouts. The first sentence of the second paragraph of the section entitled “Indemnification for Non-Recourse Carveouts” is modified to read as follows:

To the extent permitted by applicable law, this indemnity shall survive any foreclosure of this Deed of Trust, the taking of a deed in lieu thereof, the exercise of any power of sale, or any other discharge of the obligations of the Trustor hereunder or a transfer of the Real Property, even if the indebtedness secured hereby is satisfied in full.

10.           Page 12.  Guaranty.  The section entitled “Guaranty” is deleted from the Deed of Trust.

QAD Ortega Hill, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California

By:	/s/ Daniel Lender
Daniel Lender, Manager

By:	/s/ Mark Rasmussen
Mark Rasmussen, Manager

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LEASE AGREEMENT

THIS LEASE AGREEMENT (hereinafter, “Lease”) is made and entered into on the date set forth below at Santa Barbara, California, by and between QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California (hereinafter, “Landlord”), and QAD INC., a Delaware Corporation (hereinafter, “Tenant”).

RECITALS:

A.    Landlord is the owner of a parcel of improved real property located 2111 Ortega Hill Road, Summerland, California, which property is more particularly described on Exhibit A, attached hereto and incorporated herein by reference (hereinafter, the “Property”);

B.    The Property is improved with two buildings and all the improvements associated therewith (hereinafter, the “Buildings”);

C.    QAD wishes to lease the Property in accordance with the terms set forth below.

NOW, THEREFORE, the parties agree as follows:

1.              LEASE

Landlord agrees to lease the Property to Tenant, and Tenant agrees to lease the Property from Landlord, on the terms set forth in this Lease.

2.              Term

2.1.   Initial Term.  The initial term of this Lease will commence upon the date set forth in Section 16.10 (hereinafter, “Effective Date”). Unless the Initial Term is extended as provided below, the Lease will terminate ten (10) years from the Effective Date.

2.2.   Extended Term(s).  Tenant shall have two (2) successive options to extend the term of the Lease, in each instance for an additional five (5)-year term. Tenant may exercise said options only by providing a written notice to Landlord of Tenant’s intention to extend the first or second Extended Term, which notice shall be provided not later than six (6) months prior to the expiration of the first or second Extended Term. Upon delivery of said notice, the term shall be extended for an additional five (5) years upon all the same terms and conditions as set forth in this Lease. Provided, however, that such notice shall not be effective to extend the term of the Lease if (i) Tenant is in default of the terms of the Lease at the time of the giving of notice, or (ii) Tenant is in default of the terms of the Lease upon the date on which the extended term would otherwise commence.  If such notice is not validly given as provided in Section 16.7, then all of Tenant’s rights pursuant to this Section shall terminate and be of no further force or effect. If Tenant does not exercise the first option to extend the Initial Term, then the second such option shall be of no further force or effect.

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3.              RENT

3.1.   Rent Payment.  Rent shall be paid monthly, in advance, on the first day of each month. If the Effective Date is not the first day of a calendar month, rent for the initial period shall be prorated based upon a thirty (30)-day month.

3.2.   Base Rent.  Base rent (“Base Rent”) shall be One Hundred Eighty-One Thousand Four Hundred Twenty-Four Dollars ($181,424.00) per month, which rent shall be payable monthly from the commencement of the rent payment.

3.3.   Rent During Renewal Term(s).  The rent payable during the renewal terms(s) shall be mutually agreed upon between Landlord and Tenant.

4.              USE, COMPLIANCE WITH LAW

Tenant shall occupy and use the Property solely for operation of corporate headquarters and offices, and such uses as are customarily included within such use. Tenant covenants and agrees at all times during the term of this Lease to comply with all applicable laws and regulations of governmental agencies pertaining to the Property.

5.              NET/NET/NET BASIS

This Lease shall be on a net/net/net basis, it being the intention of the parties that Tenant will bear all of the costs arising out of or in connection with the ownership, repair and maintenance of the Buildings and the Property, including, but not limited to, all utilities, property taxes, assessments, levies, maintenance, insurance, and all other expenses and charges, with the sole exception of Landlord’s personal income tax on income from this Lease.

6.              TAXES, ASSESSMENTS AND IMPOSITIONS

Tenant shall be responsible for payment of all property taxes prior to delinquency, and all assessments and other charges and impositions in connection with the Property during the term of the Lease. All such taxes, assessments and other charges and impositions shall be prorated as of the Effective Date, and as of the date of termination.

7.              NON-ASSIGNABILITY

This Lease is not transferable or assignable, in whole or in part without the prior written consent of Landlord, in Landlord’s absolute discretion. Except as provided in the foregoing sentence, any assignment or subletting done without Landlord’s consent shall be void and shall, at the option of Landlord, terminate this Lease. No assignment or transfer of Tenant’s rights and obligations under this Lease shall release Tenant or the guarantors of this Lease from any obligations under the Lease or said guarantee.

8.              MAINTENANCE OF THE PROPERTY

8.1.   Tenant’s Obligation. During the term of this Lease, Tenant shall perform, or cause to be performed, all maintenance and repairs, to the exterior and interior of the Buildings, including, but not limited to, all structural portions of the Buildings, exterior walls, roof, slab, and systems, landscaping and

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grounds necessary to maintain the Property in excellent repair and condition, and reasonably necessary to maintain the condition of the leased premises in at least as good condition as when received, reasonable wear and tear excepted. Tenant shall not, make any material alterations or improvements to the Property, or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

8.2.   Landlord’s Inspection. Landlord shall have the right to fully inspect the Property and the Buildings annually, during the Term, upon reasonable notice to Tenant, to determine whether Tenant is fulfilling all of Tenant’s obligations pursuant to this Lease. In the event that Landlord reasonably determines that Tenant has not fulfilled Tenant’s obligations pursuant to this Section, Landlord shall deliver a written notice to Tenant specifying all repairs and improvements necessary to bring the Property into compliance, and Tenant shall promptly complete all such repairs and improvements and then provide Landlord an opportunity to reinspect the Property.

9.              INSURANCE

Each of the parties hereto shall maintain the insurance coverage required and delineated in this Section throughout the term of this Lease.

9.1.   Fire and Extended Coverage Insurance.  Tenant shall maintain, during the term of this Lease, fire and extended coverage insurance on all structural improvements on the Property, insuring the full replacement value.

9.2.   Tenant’s Insurance.  At all times during the term of this Lease, Tenant shall maintain in full force and effect a policy of general liability insurance with a combined single limit of at least Two Million Dollars ($2,000,000). Said insurance shall be primary, and any applicable insurance carried by Landlord will be excess only.

9.3.   Workers’ Compensation.  In the event that Tenant employs any persons in connection with the Property during the term of this Lease, Tenant shall carry Workers’ Compensation Insurance in amounts which may be reasonably required by the State of California; such insurance shall cover all persons employed in connection with the Property and with respect to whom death, bodily injury, sickness or disability claims could be asserted against Landlord or Tenant.

9.4.   Named Insureds.  All policies shall list Landlord and Tenant as named insureds as their respective interests may appear. Duplicate copies of such policies, if available, or certificates of such insurance shall be furnished by the procuring party to the other promptly upon issuance.

9.5.   Cancellation.  All policies of insurance shall name Landlord as an additional insured, and shall provide that the policy cannot be canceled without thirty (30) days’ advance written notice to Landlord. Prior to the Effective Date, Tenant shall provide Landlord certificates of insurance showing such insurance to be in effect.

10.       DAMAGE OR DESTRUCTION OF PROPERTY

If the improvements on the Property is damaged in whole or in part as a result of any cause whatsoever, Tenant, at Tenant’s sole expense, shall promptly make all necessary repairs or replace the improvements on the Property at Tenant’s sole expense. There shall be no rent abatement as a result of any such damage or destruction.

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11.       COVENANT RE ENVIRONMENTAL COMPLIANCE

Tenant shall comply in all respects with any and all environmental laws; not cause or permit to exist, as a result of any action or omission on Tenant’s part or on the part of any third party on the Property, any environmental activity as a result of which damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Landlord promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any action or omission on Tenant’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

12.       DISCHARGE OF LIENS

If any lien shall be filed against the interest of Tenant, or any claim asserted against any Lease rent or other rent payable hereunder by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Property at the request of or with the permission of Tenant, Tenant shall, within thirty (30) days after receipt of notice of the filing thereof or the assertion thereof against such rents, cause the same to be discharged of record, or effectively prevent the enforcement or foreclosure thereof against the Property or such Lease rent or other rents, by contest, payment, deposit, bond order of court or otherwise. Nothing contained in this Lease shall be construed as constituting the express or implied consent to or permission of Landlord for the performance of any labor or services or the furnishing of any materials that would give rise to any such lien against the interest in the Property of Landlord or Tenant.

13.       DEFAULT BY LESSOR

Landlord shall not be in default in the performance of any of its obligations under this Lease unless such breach or default materially adversely affects the Property or the rights of Tenant under this Lease, and unless and until Landlord shall have failed to perform such obligation within sixty (60) days of the receipt of written notice from Tenant properly specifying the alleged default, or, in the event of a default which cannot be reasonably cured with sixty (60) days, if Landlord shall have failed to commence to cure such default within said sixty (60) days and thereafter have diligently prosecuted such cure to completion.

14.       DEFAULT BY TENANT

14.1.   Insolvency Default.  Tenant shall be in default if, during the term of the Lease, Tenant shall: (i) make an assignment for benefit of creditors; (ii) have a voluntary or involuntary petition filed by or against Tenant under any law having for its purpose the adjudication of Tenant as bankrupt or the extension of time of payment, composition, adjustment, modification, settlement or satisfaction of the liabilities of Tenant or to which property of Tenant may be subject and, if the petition be involuntary, if said Petition be granted; (iii) have a receiver appointed for Tenant by reason of the insolvency or alleged insolvency of Tenant and said receiver is not discharged within ten (10) days or upon the hearing of a timely filed petition to dismiss, absolve or otherwise terminate the receivership, whichever shall later occur; or (iv) suffer any department of the state or federal government or any officer thereof duly authorized to take possession of the Property and the improvements thereon by reason of the

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insolvency of Tenant and the taking of possession shall be followed by a proceeding to secure a legal adjudication of the insolvency, or bankruptcy, or receivership of Tenant.

14.2.   Breach of Covenant.  Tenant shall be in default of the terms of this Lease (i) if Tenant fails to pay any rent or other monetary sum at or prior to the date upon which payment is due, and said failure to pay continues for more than twenty-one (21) days after notice from Landlord to Tenant of said failure to pay, or if Landlord validly provides Tenant three (3) or more such notices in any one twelve (12)-month period during the term of the Lease, or (ii) if Tenant shall default in the performance of any other covenant of provision of this Lease, and said default continues for more than sixty (60) days after notice from Landlord to Tenant of said default; provided, that Tenant shall not be in default if the nature of said default is such that it cannot reasonably be cured with sixty (60) days, but Tenant commences cure within said sixty (60) days and thereafter diligently prosecutes such cure to completion.

14.3.   Surrender; Possession.  In the event of any such default, Landlord shall be entitled to immediately terminate this Lease by giving written notice of termination to Tenant; and upon the giving of such notice, this Lease shall be terminated and the same shall expire as fully and completely as if the day of such notice were the date herein specifically fixed for the expiration of the term of this Lease. Tenant will then quit and surrender the Leased premises and the improvements thereon to Landlord, but Tenant shall remain liable as hereinafter provided.

14.4.   Landlord’s Damages.  If Tenant breaches this Lease and abandons the Property before the end of the term, or if Tenant’s right of possession is terminated by Landlord due to breach of this Lease, then Landlord may recover from Tenant all damages suffered by Landlord, including but not restricted to the worth at the time of the award (computed in a accordance with paragraph (b) of Section 1951.2 of the California Civil Code) of the amount by which the rent then unpaid hereunder for the balance of the term exceeds the amount of such rental loss for the same period which Tenant proves could be reasonably avoided by Landlord. Although Tenant breaches this Lease and abandons the property, the Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession and Landlord may enforce all of the rights and remedies under this Lease, including the right to recover rent as it becomes due under the Lease (in accordance with paragraph (b) of Section 1951.4 of the California Civil Code). Nothing contained herein shall diminish or take away the right of Landlord to seek and obtain such equitable relief against Tenant as may be appropriate.

14.5.   Late Charges.  If Landlord does not receive any rent payment within ten (10) days after it is due, Tenant shall pay a late charge of Two Hundred Fifty Dollars ($250). The parties agree that it is difficult or impossible to estimate the exact damage to Landlord from any such late rent payment, and that the foregoing late payment charge is a reasonable, good faith estimate of the costs to Landlord of such late rent payment.

14.6.   Remedies Not Exclusive.  In addition to the rights provided herein in case of Tenant’s breach or default, Landlord may pursue any other remedy available to Landlord at law or in equity.

15. MEMORANDUM OF LEASE

Concurrently with the execution of this Lease, the parties will execute a Memorandum of Lease, in recordable form, and in form approved by Landlord, which Memorandum of Lease may then be recorded by Tenant to make Tenant’s interest in this Lease a matter of public record. Upon termination of this Lease for any reason, Tenant agrees to execute, in recordable form, a Quitclaim Deed to eliminate the future effect of the recording of said Memorandum of Lease.

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16. GENERAL PROVISIONS

16.1.   Amendment.  This Lease may be amended at any time by a written agreement mutually agreed to by the parties.

16.2.   Binding Effect.  This Lease shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

16.3.   Waiver.  No waiver of any right under this Lease shall be effective for any purpose unless in writing and signed by the party possessing said right. Any such written waiver shall not be construed as waiving any subsequent right or other term or provision of this Lease.

16.4.   Arbitration.  Both parties agree that any dispute arising out of or in connection with this Lease shall be resolved by arbitration, before a single arbitrator, in accordance with the then-applicable rules of the American Arbitration Association.

16.5.   Attorneys’ Fees.  If any proceeding is brought to enforce or construe the provisions of this Lease, the prevailing party shall be entitled to recover its reasonable attorneys’ fees.

16.6.   Interpretation.  The language of all parts of this Lease shall be construed simply according to its plain meaning and shall not be construed for or against either party. If any term, provision, covenant or condition of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The term, provision, covenant or condition that is so invalidated, voided or held to be unenforceable, shall be modified or changed by the parties to the extent possible to carry out the intentions of the parties.

16.7.   Notices.  All notices, approvals, exceptions, demands or other communication required or permitted hereunder, to be effective, shall be in writing and shall be delivered either in person or by mailing the same by United States Mail (postage prepaid, registered or certified, return receipt requested), by Federal Express or similar overnight delivery service, or by facsimile, provided that the facsimile transmission is followed by a copy mailed by United States Mail (postage prepaid) to the party to whom the notice is directed at the address of such party as follows:

If to Landlord, to:	QAD Ortega Hill, LLC,
d/b/a QAD OH, LLC in California
6450 Via Real
Carpinteria, CA 93013
Facsimile: (805) 566-6080

If to Tenant, to:	QAD Inc.
6450 Via Real
Carpinteria, CA 93013
Facsimile: (805) 566-6080

Any written communication given by mail shall be deemed delivered two (2) business days after such mailing date; any written communication given by overnight delivery service shall be deemed delivered one (1) business day after the dispatch date; and any written communication given by facsimile

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communication shall be deemed delivered on the day transmitted. Either party may change this address by giving the other party written notice of its address as herein provided.

16.8.   Entire Understanding. This Lease contains the entire understanding and agreement of the parties pertaining hereto and there have been no promises, representations, agreements, warranties, or undertakings by either party to the other, either oral or written, of any character or nature except as set forth herein.

16.9.   Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of California.

16.10.  Effective Date. The effective date of this lease shall be the date of its execution, as set forth below.

IN WITNESS WHEREOF, the parties hereto have executed this Lease this 28th day of July, 2004.

“LANDLORD”		“TENANT”

QAD ORTEGA HILL, LLC, a Delaware limited liability company, d/b/a QAD OH, LLC in California		QAD INC., a Delaware corporation

		By:	/s/ Daniel Lender
By:	/s/ Daniel Lender		Daniel Lender, Executive Vice
	Daniel Lender, Manager		President and Chief Financial Officer

		By:	/s/ Mark Rasmussen
By:	/s/ Mark Rasmussen		Mark Rasmussen, Vice President of Tax
	Mark Rasmussen, Manager		and Treasurer

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